INCOME TAXES	12 Months Ended
Jan. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES

The components of income (loss) before provision for income taxes for the years ended January 31, 2023, 2022, and 2021 were as follows:

	Year Ended January 31,
(in thousands)	2023	2022	2021
U.S.	$(18,240)	$(9,596)	$(8,665)
Non-U.S.	(78,755)	17,857	33,389
Total income before provision for income taxes	$(96,995)	$8,261	$24,724

The provision for income taxes for the years ended January 31, 2023, 2022, and 2021 consisted of the following:

	Year Ended January 31,
(in thousands)	2023	2022	2021
Current provision (benefit) for income taxes:
U.S. Federal	$5,161	$—	$(1,434)
U.S. State	204	(11)	(44)
Non-U.S.	7,546	12,668	8,087
Total current provision (benefit) for income taxes	12,911	12,657	6,609
Deferred provision (benefit) for income taxes:
U.S. Federal	2,155	(1,143)	(910)
U.S. State	(414)	53	(200)
Non-U.S.	(1,696)	6,950	(1,085)
Total deferred provision (benefit) for income taxes	45	5,860	(2,195)
Total provision for income taxes	$12,956	$18,517	$4,414

Although Cognyte is organized as an Israeli limited company, on November 24,2020 Verint obtained a U.S. Tax Ruling that Cognyte will be treated as a United States corporation for U.S. federal income tax purposes. The reconciliation of the U.S. federal statutory rate to our effective tax rate on income before provision for income taxes for the years ended January 31, 2023, 2022, and 2021 was as follows:

	Year Ended January 31,
(dollars in thousands)	2023	2022	2021
U.S. federal statutory income tax rate	21.0%	21.0%	21.0%

Income tax provision at the U.S. federal statutory rate	$(20,369)	$1,735	$5,192
U.S. State income tax (benefit) provision	(156)	40	(226)
Non-U.S. tax rate differential	8,636	2,892	(2,836)
Tax incentives	(158)	(2,671)	(139)
Valuation allowances	7,450	12,731	31
Non-deductible expenses/non-taxable income	491	255	(261)
Business divestiture	7,372	—	—
Tax contingencies	6,286	2,056	1,184
Stock based and other compensation	1,102	898	101
U.S. tax effects of non-U.S. operations	2,316	540	1,001
Other, net	(14)	41	367
Total provision for income taxes	$12,956	$18,517	$4,414
Effective income tax rate	(13.4)%	224.1%	17.9%
The change in gross unrecognized tax benefits during fiscal year 2023 includes an uncertain tax position that should have been recognized beginning in fiscal year 2019. The net unrecognized tax benefit associated with this uncertain tax position amounted to $4.7 million as of January 31, 2023, which has been recognized as an out-period-correction in the fourth quarter of fiscal year January 31, 2023. In addition, as disclosed in Note “17. COMMITMENTS AND CONTINGENCIES”, since the uncertain tax position originated prior to the Spin-Off Date, we have indemnified Verint for this amount under the Tax Matters Agreement between Verint and Cognyte that became effective on the Spin-Off Date. The rollover impact of this out-of-period correction was not material, individually or in the aggregate, to any of the Company’s previously reported net income (loss), comprehensive income (loss), or basic and fully diluted earnings (loss) per common share.

Our operations in Israel have been granted “Approved Enterprise” (“AE”) status by the Investment Center of the Israeli Ministry of Industry, Trade and Labor, and “Beneficial Enterprise” (“BA”) (after the 2005 Amendment) which makes us eligible for tax benefits under the Israeli Law for Encouragement of Capital Investments, 1959 (the “Investment Law”). Under the terms of the programs, income attributable to an “AE” or “BA” is exempt from income tax for a period of two years and is subject to a reduced income tax rate for the subsequent five to eight years, depending on the geographic location of the enterprise in Israel (generally 10% - 25%, depending on the percentage of non-Israeli investment in the company). Pursuant to Amendment 73 to the Investment Law adopted in 2017, a company located in the center of Israel which meets the conditions for Preferred Technological Enterprise (“PTE”), is subject to a 12% tax rate on the eligible income. Income not eligible for PTE benefits is taxed at the regular corporate income tax rate of 23%. We have examined the impact of Amendment 73 and the degree to which we will qualify as a PTE and have elected to adopt it to the extent we will generate taxable income as of January 31, 2021 onwards in which case we will enjoy reduced corporate tax rate of 12% on income that qualifies as “Preferred Technological Income”. In addition, certain operations in Cyprus qualify for favorable tax treatment under the Cypriot Intellectual Property Regime (“IP Regime”). This legislation exempts 80% of income and gains derived from patents, copyrights, and trademarks from taxation. These tax incentives decreased our effective tax rate by 0.1%, 32.3% and 0.6% for the years ended January 31, 2023, 2022, and 2021, respectively.
Deferred tax assets and liabilities consisted of the following at January 31, 2023 and 2022:

	January 31,
(in thousands)	2023	2022
Deferred tax assets:
Loss carryforwards	$16,219	$11,506
Accrued compensation	10,535	8,774
Accrued expenses	332	240
Operating lease liabilities	59	352
Exchange rate differences	105	343
Other, net	—	241
Total deferred tax assets	27,250	21,456
Deferred tax liabilities:
Deferred cost of revenue	(1,784)	(3,279)
Goodwill and other intangible assets	(692)	(928)
Depreciation of property and equipment	(150)	(217)
Operating lease right-of-use assets	(59)	(355)
Other, net	(747)	—
Total deferred tax liabilities	(3,432)	(4,779)
Valuation allowance	(26,026)	(18,576)
Net deferred tax liabilities	$(2,208)	$(1,899)

Recorded as:
Deferred tax assets	$823	$1,548
Deferred tax liabilities	(3,031)	(3,447)
Net deferred tax liabilities	$(2,208)	$(1,899)

For the purposes of periods prior to the spin-off, the Company’s income tax provision was calculated using the separate return basis, as if the Company filed separate tax returns. Since the spin-off, certain changes in the deferred tax balances, particularly related to stock-based compensation items included in accrued compensation, are primarily attributable to basis differences that existed on a separate return basis for the historical periods. Changes between the historical periods presented on a separate return basis were settled through the former net parent investment immediately prior to the spin-off.

We had net operating loss carryforwards of approximately $131.8 million as at January 31, 2023, of which $0.4 million related to U.S. carryforwards and $131.4 million related to non-U.S. carryforwards.

We currently intend to continue to indefinitely reinvest the earnings of our non-U.S. subsidiaries to finance non-U.S. activities to the extent distributions would result in an incremental tax cost. We have not provided tax on the outside basis difference of non-U.S. subsidiaries nor have we provided for any additional withholding or other tax that may be applicable should a future distribution be made from any unremitted earnings of non-U.S. subsidiaries. Due to complexities in the laws of the non-U.S. jurisdictions and the assumptions that would have to be made, it is not practicable to estimate the total amount of income and withholding taxes that would have to be provided on such earnings.

As required by the authoritative guidance on accounting for income taxes, we evaluate the realizability of deferred tax assets on a jurisdictional basis at each reporting date. Accounting for income taxes guidance requires that a valuation allowance be established when it is more likely than not that all or a portion of the deferred tax assets will not be realized. Management assesses positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit the use of the existing deferred tax assets. In circumstances where there is sufficient negative evidence indicating that the deferred tax assets are not more likely than not realizable, we establish a valuation allowance.

A significant piece of objective negative evidence evaluated was the cumulative loss incurred over the three-year period ended January 31, 2023 for our major operations in Israel. Such objective evidence limits the ability to consider other subjective evidence, such as our projections for future growth. On the basis of this evaluation, as of January 31, 2023, a valuation allowance of $7.5 million has been recorded against the deferred tax assets that we do not believe are more likely than not to be realized in the foreseeable future. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income are increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight is given to subjective evidence such as our projections for growth. We have recorded valuation allowances in the amount of $26.0 million and $18.6 million at January 31, 2023 and 2022, respectively.
Activity in the recorded valuation allowance consisted of the following for the years ended January 31, 2023 and 2022:

	Year Ended January 31,
(in thousands)	2023	2022
Valuation allowance, beginning of year	$(18,576)	$(5,732)
Income tax (provision)	(7,450)	(12,731)
Spin-off from Verint	—	(113)
Valuation allowance, end of year	$(26,026)	$(18,576)

In accordance with the authoritative guidance on accounting for uncertainty in income taxes, differences between the amount of tax benefits taken or expected to be taken in our income tax returns and the amount of tax benefits recognized in our financial statements, determined by applying the prescribed methodologies of accounting for uncertainty in income taxes, represent our unrecognized income tax benefits, which we either record as a liability or as a reduction of deferred tax assets.

For the years ended January 31, 2023, 2022, and 2021 the aggregate changes in the balance of gross unrecognized tax benefits were as follows:

	Year Ended January 31,
(in thousands)	2023	2022	2021
Gross unrecognized tax benefits, beginning of year	$10,517	$9,872	$8,742
Increases related to tax positions taken during the current year	1,717	1,828	2,919
Increases related to tax positions taken during prior years	—	—	18
(Decreases) increases related to foreign currency exchange rates	(828)	256	272
Reductions for spin-off from Verint	—	(1,439)	—
Reductions for tax positions of prior years	—	—	(537)
Lapses of statutes of limitations	(513)	—	(1,542)
Gross unrecognized tax benefits, end of year	$10,893	$10,517	$9,872

As of January 31, 2023, we had $10.9 million of unrecognized tax benefits, all of which, if recognized, would impact the effective income tax rate in future periods. We recorded $0.6 million, $0.4 million and $(0.1) million of net tax expense for interest and penalties related to uncertain tax positions in our provision for income taxes for the years ended January 31, 2023, 2022, and 2021, respectively. Accrued liabilities for interest and penalties were $1.4 million and $0.9 million at January 31, 2023 and 2022, respectively. Interest and penalties (expense and/or benefit) are recorded as a component of the provision for income taxes in the consolidated financial statements.

Our income tax returns are subject to ongoing tax examinations in several jurisdictions in which we operate. In Israel, we are no longer subject to income tax examination for years prior to January 31, 2019. In the U.S., our federal returns are no longer subject to income tax examination for years prior to January 31, 2020.

We regularly assess the adequacy of our provisions for income tax contingencies. As a result, we may adjust the reserves for unrecognized tax benefits for the impact of new facts and developments, such as changes to interpretations of relevant tax law, assessments from taxing authorities, settlements with taxing authorities, and lapses of statutes of expiration. We believe that it is reasonably possible that the total amount of unrecognized tax benefits at January 31, 2023 could decrease by approximately $3.1 million in the next twelve months as a result of settlement of certain tax audits or lapses of statutes of limitation. Such decreases may involve the payment of additional taxes, the adjustment of certain deferred taxes including the need for additional valuation allowances and the recognition of tax benefits.